Exhibit 10.4

EXECUTION COPY

REAFFIRMATION

July 8, 2013

Each of the undersigned hereby acknowledges receipt of a copy of that certain Fourth Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Restated Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Restated Credit Agreement) by and among United Stationers Supply Co., an Illinois corporation (the “Borrower”), United Stationers Inc., a Delaware corporation (the “USI”), the institutions from time to time party thereto as lenders and JPMorgan Chase Bank, National Association, as Agent (in such capacity, the “Agent”), which agreement amends, supersedes and restates in its entirety that certain Third Amended and Restated Credit Agreement (the “Existing Credit Agreement”), dated as of September 21, 2011, among the Borrower, USI, the institutions from time to time party thereto as lenders and the Agent, as such agreement has been amended from time to time prior to the date hereof.

Each of the undersigned hereby reaffirms the grant of a security interest in the Collateral pursuant to that certain Amended and Restated Pledge and Security Agreement, dated as of October 15, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), executed by each of the undersigned in favor of the Agent, and each other grant of security in the Loan Documents executed by it. Each of the undersigned hereby acknowledges and agrees that, after giving effect to the Restated Credit Agreement, the Security Agreement and each other Loan Document executed by it prior to the date hereof (other then the Guaranty dated as of March 21, 2003, which is amended and restated as of the date hereof) remains in full force and effect and is hereby ratified and confirmed.

In connection with this reaffirmation, Exhibits A, B, C, D and E of Security Agreement are hereby deleted and replaced with the schedules attached hereto as Exhibits A, B, C, D and E respectively.

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IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation to be executed by a duly authorized officer as of the date first written above.

UNITED STATIONERS SUPPLY CO.	UNITED STATIONERS FINANCIAL SERVICES LLC

By:	By:
Name:	Name:
Title:	Title:

UNITED STATIONERS INC.	UNITED STATIONERS MANAGEMENT SERVICES LLC

By:	By:
Name:	Name:
Title:	Title:

LAGASSE, LLC	MBS DEV, INC.

By:	By:
Name:	Name:
Title:	Title:

ORS NASCO, LLC	O.K.I. SUPPLY, LLC

By:	By:
Name:	Name:
Title:	Title:

OKLAHOMA RIG, INC.	O.K.I. DATA, INC.

By:	By:
Name:	Name:
Title:	Title:

Signature Page to

Reaffirmation

OKLAHOMA RIG & SUPPLY CO. TRANS., INC.	OKI MIDDLE EAST HOLDING CO.

By:	By:
Name:	Name:
Title:	Title:

Signature Page to

Reaffirmation

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

EXHIBIT E